[PHOTO OMITTED]


            FREMONT MUTUAL FUNDS, INC.
            --------------------------------------------------------------------
                                 U.S. Micro-Cap Annual Report | October 31, 2000

                                                   fremont
                                                     FREMONT INVESTMENT ADVISORS

--------------------------------------------------------------------------------
A MESSAGE FROM MICHAEL H. KOSICH,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Dear Fellow Shareholder,

Greed and fear are said to be the two dominant emotions impacting investor behavior. During the first four months of this reporting period, greed held sway, with investors "chasing" exceptional returns in technology stocks. In early March, greed gave way to fear-first, that valuations were simply too high, and in mid-summer, that third quarter earnings would fail to live up to expectations. Indeed, several high profile U.S. multi-nationals and leading technology companies either reported disappointing third quarter earnings or warned that future earnings were not going to meet consensus estimates. With the exception of brief rallies in August and the last week of October, stocks trended lower from late spring through the end of fiscal 2000. We witnessed a similar performance pattern in international equities markets, which were confronted by additional challenges, most notably rapidly rising oil prices and a plummeting euro.

As I write, global stock markets continue to flounder as investors wrestle with a host of economic and market issues. Our equities funds' portfolio managers face the same challenge - interpreting economic and market trends and deciding how best to respond to the changing environment. They will share their current thoughts with you in the following Annual Report. As should be expected, the managers have different opinions on these issues and favor different investment strategies. But, they all agree that over the long term, the financial markets will reward investors for their discipline and patience.

Highlights this year include Money Magazine citing the Fremont U.S. Small Cap Fund as one of the top 100 mutual funds in its June, 2000 issue and Mutual Funds Magazine pronouncing the Fremont Bond Fund as one of the top 10 funds to buy in 2001 in its recently published December, 2000 issue.

On October 4, 2000, Fremont Investment Advisors announced the appointment of Nancy Tengler, the former President and Chief Investment Officer of Global
Alliance Value Investors, Ltd., as its new President and CIO. Nancy brings a wealth of experience and an admirable track record of investment success to the FIA team. In 2001, we plan to offer a new value oriented growth fund with Nancy Tengler at the helm.

After more than 30 years in the investment business, I've decided to retire at year-end. Nancy will also be succeeding me as President of Fremont Funds. I have enjoyed my tenure at Fremont and am confident I am leaving the firm in good hands.

Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich
President

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Profile and Letter to Shareholders                                        2
Report of Independent Accountants                                              4
Schedule of Investments in Securities and Net Assets                           5

FINANCIAL STATEMENTS

Statement of Assets and Liabilities                                            7
Statement of Operations                                                        7
Statements of Changes in Net Assets                                            8

FINANCIAL HIGHLIGHTS                                                           9

NOTES TO FINANCIAL STATEMENTS                                                 10

TAX DESIGNATION                                                               13

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Manager
Robert E. Kern, Jr.
Kern Capital Management LLC

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Robert E. Kern, Jr.

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth.

Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS

For the six and twelve month periods ended October 31, 2000, the Fremont U.S. Micro-Cap Fund declined 0.77% and gained 46.07% compared to the Russell 2000's 1.10% loss and 17.40% gain. We are pleased to have delivered positive returns in what has been a very challenging year for micro-cap stock investors.

The Fund has a history of excelling in rising markets and holding up sufficiently well during declines to produce attractive returns through the micro-cap market cycle. This has translated into excellent long term performance versus our benchmark index. This performance pattern repeated itself in fiscal 2000. The Fund achieved exceptional absolute and relative returns in the first four months of this reporting period. Over the balance of the fiscal year, our returns did not compare favorably to the bench-mark index. However, by fiscal year end, we posted positive results and maintained our performance lead.

In first half fiscal 2000, our technology investments performed impressively and our healthcare holdings contributed to returns. Our consumer and services investments lagged. Although we began significantly reducing our tech sector weighting at the beginning of second half fiscal 2000, we still suffered the consequences of significant exposure to the weakest sector of the market. Our healthcare investments continued to perform relatively well in the second half, but our consumer and services holdings continued to stumble.

We have been through challenging markets before, most recently in the first three quarters of calendar 1998, when micro-cap stocks declined sharply. Our response to this difficult market was to concentrate the portfolio in stocks we had the highest degree of confidence in and believed would perform best when the market turned around. This worked to our advantage in the fourth quarter of 1998 and through all of 1999, a period in which the Fund posted impressive returns. We are currently laying the groundwork for good gains when the micro-cap stock market recovers from its present malaise. Let me give two examples of the kind of stocks we believe will help propel performance in the years ahead.

Two of the Fund's larger holdings, Spectra-Physics Lasers (SPLI) and Zygo Corporation (ZIGO), are established companies with similar growth drivers. Both companies are well positioned to participate in the explosive long-term growth forecasted for fiber optic-based telecommunications. SPLI has leveraged its strong position in high-power lasers and optical coatings to develop next generation products for the telecommunications industry. ZIGO has combined its knowledge of precision optics, metrology and motion control with a recent acquisition's high-volume, precision-manufacturing skills to potentially revolutionize the way optical components are manufactured. While neither firm's share price has been spared in this latest tech fallout, both companies' businesses remain on track and are expected to rebound with a turn in the stock market.

The reduction in our technology exposure from 37% of assets at the peak to 24% of assets at the close of this reporting period, was the only major shift in sector weighting during second half fiscal 2000. Historically, the Fund's technology weighting has ranged from a high of around 40% to a low of approximately 20%. The fact that we are now in the low end of that range reflects our concern that we may continue to see valuations in the tech sector decline to come more in line with current fundamentals. Healthcare now represents 13% of assets, consumer stocks 17%, services 13% and special situations 9%. The remaining 24% is in cash reserves. We believe this "dry powder" will allow us to take maximum advantage of opportunities evolving in the micro-cap market. Once the dust settles, we will probably

2  FREMONT MUTUAL FUNDS
use much of this cash to rebuild our technology sector commitments.

In closing, volatility in the micro-cap market is a fact of life. We can live with that. We will make adjustments in response to changing fundamentals and valuations in the different sectors represented in the portfolio. We will use cash reserves as a defensive weapon during difficult markets and an offensive fweapon in more fertile investment environments. However our primary focus will remain on identifying the most promising businesses in the five most innovative sectors of the economy. This basic strategy has served us well for a long time and we believe will continue to generate superior returns in the future.

Sincerely,

/s/ Robert E Kern, Jr.

Robert E Kern, Jr.
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Short-Term Securities           (23.8%)
Health Care                     (13.2%)
Business Equipment & Services   (12.9%)
Technology (Components)         (10.3%)
Technology (Equipment)           (8.4%)
Retail                           (7.7%)
Consumer Services                (6.7%)
Technology (Software)            (5.5%)
Capital Goods                    (3.4%)
Consumer Non-Durables            (2.3%)
Other                            (5.8%)

ANNUAL RETURNS

6/30/94-10/31/94*            +3.60%
11/01/94-10/31/95           +38.68%
11/01/95-10/31/96           +41.46%
11/01/96-10/31/97           +28.80%
11/01/97-10/31/98           -23.45%
11/01/98-10/31/99          +110.46%
11/01/99-10/31/00           +46.07%

TOP TEN HOLDINGS

Boston Communications Group, Inc. .........  3.0%
Anaren Microwave, Inc. ....................  2.5%
TeleTech Holdings, Inc. ...................  2.5%
Endocare, Inc. ............................  2.4%
Zygo Corp. ................................  2.2%
ArthroCare Corp. ..........................  2.2%
Gene Logic, Inc. ..........................  2.2%
Eclipsys Corp..............................  1.9%
Microsemi Corp. ...........................  1.9%
NeoPharm, Inc..............................  1.8%
   TOTAL .................................. 22.6%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                                 10/31/00
                                 --------
Fremont U.S. Micro-Cap Fund      $ 61,630
Russell 2000 Index               $ 22,595

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/00

 1 Year     3 Years     5 Years     Since Inception (6/30/94)
-------------------------------------------------------------
 46.07%      33.01%      33.78%              33.23%

*Unannualized. 1 Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. The returns shown were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be achieved consistently. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products.

                                                         FREMONT MUTUAL FUNDS  3

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities and net assets, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont U.S. Micro-Cap Fund (one of the portfolios constituting Fremont Mutual Funds, Inc.) (hereafter referred to as the "Fund"), at October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 19, 2000

4  FREMONT MUTUAL FUNDS

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                       Value
       Shares  Security Description                                   (Note 1)
--------------------------------------------------------------------------------

STOCKS 74.9%

BUSINESS EQUIPMENT & SERVICES 12.9%

*     277,500  Agency.com, Inc.                                     $  2,913,750
*   1,060,500  Boston Communications
                 Group, Inc.(a)                                       25,054,312
*     209,700  Bright Horizons Family
                 Solutions, Inc.                                       5,242,500
*     168,000  Corporate Executive Board Co.                           7,749,000
*     360,900  CoStar Group, Inc.                                     11,278,125
*     768,100  Datalink Corp.(a)                                       9,217,200
*     255,100  Infocrossing, Inc.                                      3,204,694
*     512,300  Media 100, Inc.                                         5,058,962
*     169,200  Shuffle Master, Inc.                                    3,796,425
*   1,045,000  Spectrum Control, Inc.(a)                              12,931,875
*     732,000  TeleTech Holdings, Inc.                                20,313,000
                                                                    ------------
                                                                     106,759,843
                                                                    ------------

CAPITAL GOODS 3.4%

*     584,300  Aaon, Inc.(a)                                          12,343,337
*     336,400  IMPCO Technologies, Inc.                                6,622,875
*     212,900  Oshkosh Truck Corp.                                     8,755,512
                                                                    ------------
                                                                      27,721,724
                                                                    ------------

CONSUMER DURABLES 0.4%

*     632,300  Jore Corp.                                              3,714,762
                                                                    ------------
                                                                       3,714,762
                                                                    ------------

CONSUMER NON-DURABLES 2.3%

*      57,300  Concord Camera Corp.                                    1,772,719
      231,500  K-Swiss, Inc.                                           6,366,250
*     509,200  McNaughton Apparel Group, Inc.(a)                       7,001,500
*     204,500  Universal Electronics, Inc.                             3,757,687
                                                                    ------------
                                                                      18,898,156
                                                                    ------------

CONSUMER SERVICES 6.7%

*     568,800  American Classic Voyages Co.                            7,856,550
    1,275,000  Cash America International, Inc.(a)                     6,614,062
*     501,100  Championship Auto Racing
                 Teams, Inc.                                          12,464,863
*     240,900  Internet.com Corp.                                      5,013,731
*   1,098,300  Lojack Corp.(a)                                         8,786,400
*     651,200  Nucentrix Broadband
                 Networks, Inc.(a)                                    14,733,400
                                                                    ------------
                                                                      55,469,006
                                                                    ------------

ENERGY 1.1%

*     982,200  Newpark Resources, Inc.                                 8,839,800
                                                                    ------------
                                                                       8,839,800
                                                                    ------------

HEALTH CARE 13.2%

*     800,700  ArthroCare Corp.                                       18,165,881
*     813,200  eBenX, Inc.                                             9,707,575
*     643,300  Eclipsys Corp.                                         15,881,469
*   1,113,700  Endocare, Inc.(a)                                      19,698,569
*     791,100  Fusion Medical Technologies, Inc.(a)                    6,526,575
*     824,500  Gene Logic, Inc.                                       17,984,406
*     842,900  Innerdyne, Inc.                                         5,900,300
*     411,000  NeoPharm, Inc.                                         14,898,750
                                                                    ------------
                                                                     108,763,525
                                                                    ------------

RAW MATERIALS 0.3%

*     347,850  Northern Technologies
                 International Corp.(a)                             $  2,413,209
                                                                    ------------
                                                                       2,413,209
                                                                    ------------

RETAIL 7.7%

*     188,000  Bebe Stores, Inc.                                       2,867,000
*     455,600  Buca, Inc.                                              7,118,750
*     213,200  Electronics Boutique
                 Holdings Corp.                                        3,331,250
*     181,600  Finish Line, Inc. (Class A)                             1,384,700
*     811,000  Genesco, Inc.                                          14,395,250
*     458,400  Good Guys, Inc.                                         2,693,100
*     980,100  Gymboree Corp.                                          8,759,644
*     723,600  Intertan, Inc.                                          8,004,825
*     222,100  Quicksilver, Inc.                                       4,247,663
*     227,300  Stein Mart, Inc.                                        3,523,150
*     136,800  The Buckle, Inc.                                        2,299,950
*     196,900  The Children's Place
                 Retail Stores, Inc.                                   5,107,094
                                                                    ------------
                                                                      63,732,376
                                                                    ------------

SHELTER 1.3%

*   1,033,900  Modtech Holdings, Inc.(a)                              10,985,188
                                                                    ------------
                                                                      10,985,188
                                                                    ------------

TECHNOLOGY (COMPONENTS) 10.3%

*     201,700  Anaren Microwave, Inc.                                 20,976,800
*     578,200  California Amplifier, Inc.                             14,455,000
*   1,089,500  California Micro Devices Corp.(a)                      13,823,031
*     390,100  Microsemi Corp.                                        15,604,000
*     529,000  Parlex Corp.(a)                                         8,464,000
*      51,300  Sage, Inc.                                                679,725
*     316,200  Spectra-Physics Lasers, Inc.                           11,165,813
                                                                    ------------
                                                                      85,168,369
                                                                    ------------

TECHNOLOGY (EQUIPMENT) 8.4%

      301,500  BEI Technologies, Inc.                                 10,740,938
*     644,100  COMARCO, Inc.(a)                                       12,439,181
*     804,600  Micro Component
                 Technology, Inc.(a)                                   3,620,700
*     636,350  Netopia, Inc.                                           6,920,306
*     945,400  Repeater Technologies, Inc.                             3,308,900
*     415,000  Rimage Corp.                                            4,150,000
*     696,100  RIT Technologies Ltd.(a)                                6,243,147
*     243,000  Trikon Technologies, Inc.                               3,994,313
*     367,600  Zygo Corp.                                             18,196,200
                                                                    ------------
                                                                      69,613,685
                                                                    ------------

TECHNOLOGY (SOFTWARE) 5.5%

*     485,710  Exigent International, Inc.(a)                            986,598
*     421,700  MDSI Mobile Data Solutions, Inc.                        5,429,388
*     446,000  Novadigm, Inc.                                          4,460,000
*     609,100  PC-Tel, Inc.                                           10,506,975
*     583,500  Primus Knowledge Solutions, Inc.                        4,740,938
*     468,500  Princeton Video Image, Inc.                             2,049,688
*     704,900  Puma Technology, Inc.                                   9,560,206
*     461,100  Take-Two Interactive Software, Inc.                     5,734,931
*     191,200  VocalTec Communications Ltd.                            1,625,200
                                                                    ------------
                                                                      45,093,924
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  5

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

      Shares/                                                          Value
  Face Amount  Security Description                                   (Note 1)
--------------------------------------------------------------------------------

UTILITIES 1.4%

*   1,093,000  Cadiz, Inc.                                          $ 11,613,125
                                                                    ------------
                                                                      11,613,125
                                                                    ------------

TOTAL STOCKS (Cost $579,020,370)                                     618,786,692
                                                                    ------------

SHORT-TERM INVESTMENTS 23.8%
$  10,000,000  Associates Corp. of
                 North America,
                 6.620%(b), 11/01/00                                  10,000,000
   36,076,405  Repurchase Agreement,
                 State Street Bank and Trust Co.,
                 5.980%, 11/01/00 (Maturity
                 Value $36,082,398)
                 (Cost $36,076,405) Collateral:
                 FHLMC, 7.050%, 09/19/03                              36,076,405
   50,000,000  Repurchase Agreement,
                 State Street Bank and Trust Co.,
                 5.980%, 11/01/00 (Maturity
                 Value $50,008,306)
                 (Cost $50,000,000) Collateral:
                 FNMA, 6.000%, 11/15/01                               50,000,000
   50,000,000  Repurchase Agreement,
                 State Street Bank and Trust Co.,
                 5.980%, 11/01/00 (Maturity
                 Value $50,008,306)
                 (Cost $50,000,000) Collateral:
                 FNMA, 6.030%, 08/06/01                               50,000,000
   50,000,000  Repurchase Agreement,
                 State Street Bank and Trust Co.,
                 5.980%, 11/01/00 (Maturity
                 Value $50,008,306)
                 (Cost $50,000,000) Collateral:
                 FNMA, 6.100%, 08/10/01                               50,000,000


TOTAL SHORT-TERM INVESTMENTS (Cost $196,076,405)                     196,076,405
                                                                    ------------

TOTAL INVESTMENTS (Cost $775,096,775), 98.7%                         814,863,097
                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET, 1.3%                               11,109,407
                                                                    ------------

NET ASSETS, 100.0%                                                  $825,972,504
                                                                    ============

*    Non-income producing security.
(a) As of October 31, 2000, these securities represent ownership of at least 5% of the voting securities of the issuer and are, therefore, affiliates as defined in the Investment Company Act of 1940; See note 2 of "Notes to Financial Statements."
(b)  Represents discount rate or yield to maturity at the date of acquisition.

      The accompanying notes are an integral part of these financial statements.

6  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
(All numbers in thousands except net asset value per share)

ASSETS:

   Investments in securities at cost                                    $589,021
   Repurchase agreements at cost                                         186,076
                                                                        --------
      TOTAL INVESTMENTS AT COST                                         $775,097
                                                                        ========

   Investments in securities at value                                   $628,787
   Repurchase agreements at value                                        186,076
   Cash                                                                       88
   Dividends and interest receivable                                          62
   Receivable for securities sold                                         12,502
   Receivable from sale of fund shares                                     5,349
                                                                        --------
      TOTAL ASSETS                                                       832,864
                                                                        --------
LIABILITIES:

   Payable for securities purchased                                        4,433
   Payable for fund shares redeemed                                        1,459
   Accrued expenses:
      Investment advisory, administrative
       and distribution fees                                                 999
                                                                        --------
      TOTAL LIABILITIES                                                    6,891
                                                                        --------
NET ASSETS                                                              $825,973
                                                                        ========
Net assets consist of:
   Paid in capital                                                      $724,563
   Undistributed net investment income                                         8
   Unrealized appreciation on investments                                 39,766
   Accumulated net realized gain                                          61,636
                                                                        --------
NET ASSETS                                                              $825,973
                                                                        ========
SHARES OF CAPITAL STOCK OUTSTANDING                                       23,609
                                                                        ========
NET ASSET VALUE PER SHARE                                               $  34.99
                                                                        ========


STATEMENT OF OPERATIONS
Year Ended October 31, 2000
(All numbers in thousands)

INVESTMENT INCOME:

   Interest                                                           $  14,057
   Dividends                                                                229
                                                                      ---------
      TOTAL INCOME                                                       14,286
                                                                      ---------
EXPENSES:

   Investment advisory fees                                              13,786
                                                                      ---------
      TOTAL NET EXPENSES                                                 13,786
                                                                      ---------
         NET INVESTMENT INCOME                                              500
                                                                      ---------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS:

   Net realized gain from:
    Investments                                                         189,664

   Net unrealized depreciation on:
    Investments                                                         (27,312)
                                                                      ---------
      Net realized and unrealized gain
       from investments                                                 162,352
                                                                      ---------
         NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                                    $ 162,852
                                                                      =========

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  7

                          FREMONT U.S. MICRO-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended October 31, 2000 and 1999
(All numbers in thousands)

                                                                      2000           1999
                                                                  -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
      Net investment income (loss)                                $       500    $    (1,933)
      Net realized gain from investments                              189,664         62,303
      Net unrealized appreciation (depreciation) on investments       (27,312)        79,635
                                                                  -----------    -----------
         Net increase in net assets from operations                   162,852        140,005
                                                                  -----------    -----------
   Distributions to shareholders from:
      Net investment income                                              (492)            --
      Net realized gains                                             (128,587)       (53,551)
                                                                  -----------    -----------
         Total distributions to shareholders                         (129,079)       (53,551)
                                                                  -----------    -----------
   From capital share transactions:
      Proceeds from shares sold                                     1,577,644        448,130
      Reinvested dividends                                            119,451         43,583
      Payments for shares redeemed                                 (1,205,398)      (397,680)
                                                                  -----------    -----------
         Net increase in net assets
          from capital share transactions                             491,697         94,033
                                                                  -----------    -----------
      Net increase in net assets                                      525,470        180,487

Net assets at beginning of period                                     300,503        120,016
                                                                  -----------    -----------
NET ASSETS AT END OF PERIOD                                       $   825,973    $   300,503
                                                                  ===========    ===========
Undistributed net investment income                               $         8    $        --
                                                                  ===========    ===========
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                36,444         17,299
   Reinvested dividends                                                 3,410          1,614
   Redeemed                                                           (26,839)       (15,663)
                                                                  -----------    -----------
      Net increase from capital share transactions                     13,015          3,250
                                                                  ===========    ===========

      The accompanying notes are an integral part of these financial statements.

8  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND

FINANCIAL HIGHLIGHTS                                                       YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------
                                                        2000          1999          1998          1997          1996
                                                        ----          ----          ----          ----          ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD              $   28.36     $   16.34     $   22.69     $   19.63     $   14.34
                                                     ---------     ---------     ---------     ---------     ---------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)                         .02          (.18)         (.25)         (.10)         (.04)
      Net realized and unrealized gain (loss)            13.03         17.94         (4.86)         5.60          5.83
                                                     ---------     ---------     ---------     ---------     ---------
      Total investment operations                        13.05         17.76         (5.11)         5.50          5.79
                                                     ---------     ---------     ---------     ---------     ---------
   LESS DISTRIBUTIONS
      From net investment income                          (.02)           --            --            --            --
      From net realized gains                            (6.40)        (5.74)        (1.24)        (2.44)         (.50)
                                                     ---------     ---------     ---------     ---------     ---------
      Total distributions                                (6.42)        (5.74)        (1.24)        (2.44)         (.50)
                                                     ---------     ---------     ---------     ---------     ---------
   NET ASSET VALUE, END OF PERIOD                    $   34.99     $   28.36     $   16.34     $   22.69     $   19.63
                                                     =========     =========     =========     =========     =========
TOTAL RETURN                                             46.07%       110.46%      (23.45)%        28.80%1       41.46%1

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)          $ 825,973     $ 300,503     $ 120,016     $ 171,507     $ 102,481
   Ratio of net expenses to average net assets 2          1.57%         1.82%         1.94%         1.88%         1.96%
   Ratio of gross expenses to average net assets 2        1.57%         1.82%         1.94%         1.90%         2.22%
   Ratio of net investment income (loss)
    to average net assets                                  .06%         -.97%        -1.22%         -.67%         -.51%
   Portfolio turnover rate                                 117%          164%          170%          125%           81%

1 Total return would have been lower had the advisor not waived and/or reimbursed expenses.
2    See note 2 of "Notes to Financial Statements."

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  9

                          FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2000

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in eleven series, one of which, the U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

          The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles for investment companies.

     A.   SECURITY VALUATION

          Investments are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined in good faith by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

     B.   SECURITY TRANSACTIONS

          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

          Dividends are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. The Investment Company accounts for the assets of the Fund and allocates general expenses of the Investment Company to the Fund based upon the relative net assets of the Fund or the nature of the services performed and their applicability to the Fund.

     D.   INCOME TAXES

          The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. The Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

          Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore,
          may  differ  from  the   information   presented   in  the  financial
          statements. These differences are primarily due to differing treatments for losses deferred due to wash sale rules.

          Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.   ACCOUNTING ESTIMATES

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

     F.   REPURCHASE AGREEMENTS

          As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain on a daily basis, with the Fund's custodian, collateral equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2000, all outstanding repurchase agreements held by the Fund, had been entered into on October 31, 2000.

10  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2000

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

          INVESTMENT ADVISOR

          The Fund has entered into an advisory agreement (the "Agreement") with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities. Under the terms of the Agreement, the Advisor receives a single management fee from the Fund, and is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of the Fund. The Advisor has agreed to limit the Fund's total operating expenses to 1.98% of average daily net assets until March 1, 2001. For its advisory services, the Advisor receives a management fee based on the average daily net assets of the Fund as described below:

               Average Daily Net Assets      Advisory Fee
               ------------------------      ------------
               First $30 million                 2.50%
               Next $70 million                  2.00%
               On balance over $100 million      1.50%

          State Street Bank & Trust Company ("State Street") serves as custodian and investment accounting agent for the Fund. All fees charged by State Street are paid by the Fund, subject to the limitations listed above. Fees for custody services are subject to reductions by credits earned on the cash balances of the Fund held by State Street as custodian.

          AFFILIATED COMPANY TRANSACTIONS

          Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by a Fund, are defined in the Investment Act of 1940 as affiliated companies. The Fund had investments in such companies. A summary of transactions for each issuer who is an affiliate during the fiscal year ended October 31, 2000, follows:

                              Share                                                                Share
                             Balance    Aggregate    Aggregate        Net                         Balance       Value
                           October 31,   Purchase      Sales        Realized                    October 31,   October 31,
Issuer                        1999         Cost         Cost       Gain/(Loss)        Income       2000          2000
                           ----------------------------------------------------------------------------------------------
Aaon, Inc.                        --   $11,545,564   $ 2,685,942   $   270,065       $    --       584,300   $12,343,337
Boston Communications
  Group, Inc.                477,200     7,268,732            --            --            --     1,060,500    25,054,312
California Micro
  Devices Corp.                   --    16,596,860       112,884       (30,816)           --     1,089,500    13,823,031
Cash America
  International              201,600    10,771,411            --            --        39,216     1,275,000     6,614,062
COMARCO, Inc.                     --    14,288,050            --            --            --       644,100    12,439,181
Datalink Corp.               305,700    13,567,016     3,012,475      (468,821)           --       768,100     9,217,200
Endocare, Inc.                    --    16,315,669            --            --            --     1,113,700    19,698,569
Exigent
  International, Inc.             --     2,382,423            --            --            --       485,710       986,598
Fusion Medical
  Technologies, Inc.          78,000     9,982,000       168,213      (204,559)           --       791,100     6,526,575
Lojack Corp.                      --     8,189,691            --            --            --     1,098,300     8,786,400
McNaughton Apparel
  Group, Inc.                316,500     2,780,457       340,855        (9,961)           --       509,200     7,001,500
Micro Component
  Technology, Inc.                --     5,553,967            --            --            --       804,600     3,620,700
Modtech Holdings, Inc.        98,000     8,635,802            --            --            --     1,033,900    10,985,188
Northern Technologies
  International Corp.        258,950       642,504            --            --            --       347,850     2,413,209
Nucentrix Broadband
  Networks, Inc.                  --    16,949,900            --            --            --       651,200    14,733,400
Parlex Corp.                      --    21,353,988     1,240,402    (2,237,548)           --       529,000     8,464,000
RIT Technologies Ltd.             --     8,580,769            --            --            --       696,100     6,243,147
Spectrum Control, Inc.            --    12,536,557     1,345,881       271,144            --     1,045,000    12,931,875

                                                        FREMONT MUTUAL FUNDS  11

                          FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2000

          OTHER RELATED PARTIES

          Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

          Aggregate purchases and aggregate proceeds from sales of securities for the fiscal year ended October 31, 2000 were as follows:

                                         Purchases        Proceeds
                                       ------------     ------------
               Long-term securities:   $924,569,929     $720,402,385

4.   PORTFOLIO CONCENTRATIONS

          Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5.   UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

          At October 31, 2000, the cost of securities for federal income tax purposes was $778,252,716 and the net unrealized appreciation based on that cost were as follows:

               Unrealized appreciation        $ 139,891,784
               Unrealized depreciation         (103,281,403)
                                              -------------
               Net unrealized appreciation    $  36,610,381
                                              =============

6.   LINE OF CREDIT

          The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily to cover redemption payments. The Fund's borrowings cannot exceed 20% of its net assets. Combined borrowings of all Funds cannot exceed the $75 million limit on the total line of credit. The Fund is subject to the annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. The Fund did not incur such borrowings during the year.

12  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                          Tax Designation (Unaudited)

In accordance with the Internal Revenue Code, the Fund is making the following designation:

CORPORATE DIVIDEND RECEIVED DEDUCTIONS: 2%

LONG-TERM CAPITAL GAIN DISTRIBUTIONS: $2,990,755

Please refer to the 2000 1099s for purposes of filing tax returns.

                                                        FREMONT MUTUAL FUNDS  13

FREMONT FUNDS
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com

Distributed by First Fund Distributors, Inc., San Francisco, CA 94105
BR008c-0012.